UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34964	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2115 E. 7th Street, Suite 101
Charlotte, North Carolina 28204
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 772-0698

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of HG Holdings, Inc. (the “Company”) was held on June 13, 2023. At the Annual Meeting, the Company’s stockholders voted upon three proposals. The proposals are described in detail in the Company’s definitive proxy statement, dated May 2, 2023, as filed with the United States Securities and Exchange Commission on Schedule 14A on May 2, 2023. A brief description and the final vote results for each proposal follow. As of the record date for the Annual Meeting, there were 2,870,162 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 2,399,945 shares of common stock, or 83.53% of the outstanding shares of common stock, were represented in person or by proxy.

1.	Election of one director to serve until the Company’s 2026 Annual Meeting of Stockholders:

Nominee	For	Withhold	Broker Non-Votes
Jeffrey S. Gilliam	2,397,184	2,761	0

As a result, Mr. Gilliam was elected to serve as a director for a term expiring at the Company’s 2026 Annual Meeting of Stockholders.

2.	Advisory vote regarding the approval of compensation paid to the Company’s named executive officers for the year ended December 31, 2022:

For	Against	Abstain	Broker Non-Votes
2,397,847	2,090	8	0

As a result, the compensation of the Company’s named executive officers was approved by the requisite vote of the Company’s stockholders, on an advisory basis.

3.	Advisory vote regarding the frequency of the advisory vote regarding approval of compensation paid to the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,397,667	1	528	1,749	0

Based on the results of the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, and consistent with the recommendation of the Company’s board of directors, the Company has determined it will hold an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of such votes.

No other proposals were submitted to a vote of stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: June 20, 2023	By:	/s/ Justin H. Edenfield
		Name:	Justin H. Edenfield
		Title:	Principal Financial and Accounting Officer